UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): March 15, 2007
Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

2815 Scott Avenue
St. Louis, Missouri		63103

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:
(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	Compensation of Executive Officers
     On March 15, 2007, the executive officers of Bakers Footwear Group, Inc. (the “Company”) received grants of nonqualified stock options with an exercise price of $10.39 per share, which is no less than the closing price on the date of grant, as established by the Company’s Board of Directors, subject to three year vesting schedules, pursuant to the Bakers Footwear Group, Inc. 2003 Stock Option Plan, as amended (the “2003 Plan”). Further, on March 15, 2007, the Company’s executive officers were awarded performance share awards, subject to the satisfaction of performance objectives based on return on average assets and compound annual growth rate in sales during the three fiscal year performance period, including fiscal years 2007, 2008 and 2009, under the Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (the “2005 Plan”). A summary of the stock option grants and performance share awards for the executive officers is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The Company’s form of Nonqualified Stock Option Award Agreement under the 2003 Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the Company’s 2003 Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The Company’s form of Notice of Award of Performance Shares under the 2005 Plan is attached hereto as Exhibit 10.4 and is incorporated herein by reference. A copy of the Company’s 2005 Plan is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of such exhibits contained herein is qualified in its entirety by the full text of such exhibits.
     On March 16, 2007, the Company, pursuant to the Company’s Cash Bonus Plan, delivered letters to the executive officers of the Company (the “Bonus Letters”) setting forth the potential bonus levels for those officers for the fiscal months of February 2007 through January 2008 (the “Bonus Period”). The letters outline each officer’s potential cash bonus as a percentage of the officer’s cumulative salary based on the Company’s after-tax profit using a standard corporate tax rate during the Bonus Period. For any such bonus to be paid, after-tax profit must be at least $1,500,000, in the case of Mr. Edison and Ms. Bergerac, and at least $750,000, in the case of the other officers. Maximum bonuses are payable if after-tax profit is $8 million or more. The size of these potential bonuses range between 15% and 100% of cumulative salary, depending on the level of after-tax profit, as further set forth in the forms of Bonus Letters. The maximum amount of this bonus for each officer is set forth below.

Name of executive officer	Maximum bonus as % of cumulative salary

Peter A. Edison Chairman of the Board and Chief Executive Officer	100%

Michele A. Bergerac President and Director	100%

Stanley K. Tusman Executive Vice President — Inventory and Information Management	75%

Mark D. Ianni Executive Vice President — General Merchandise Manager	75%

Joseph R. Vander Pluym Executive Vice President — Stores	75%

Lawrence L. Spanley, Jr. Executive Vice President — Chief Financial Officer, Treasurer and Secretary	75%

In addition to the above bonus, in accordance with the letters, each of the above-named officers may also be entitled to a discretionary bonus equal to 12.5% of the officer’s cumulative salary upon the achievement of qualitative and other criteria relating to that officer’s duties, as communicated to that officer.
The forms of the Bonus Letters are attached hereto as Exhibits 10.6 through 10.11 and are incorporated herein by reference. A copy of the Cash Bonus Plan is attached hereto as Exhibit 10.12 and is incorporated herein by reference. The foregoing description of such exhibits contained herein is qualified in its entirety by the full text of such exhibits.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. See Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC. (Registrant)
Date: March 21, 2007	By:	/s/ Lawrence L. Spanley, Jr.
Lawrence L. Spanley, Jr.
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Summary of March 15, 2007 stock option grants and performance share awards for executive officers of the Company.

10.2	Form of Nonqualified Option Award Agreement under Bakers Footwear Group, Inc. 2003 Stock Option Plan, as amended.

10.3	Bakers Footwear Group, Inc. 2003 Stock Option Plan, as amended.

10.4
Form of Notice of Award of Performance Shares under Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 22, 2006).

10.5	Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (incorporated by reference to Bakers Footwear Group, Inc. 2005 Proxy Statement dated April 27, 2005, Appendix A).

10.6	Letter to Peter Edison outlining 2007 bonus levels.

10.7	Letter to Michele Bergerac outlining 2007 bonus levels.

10.8	Letter to Stan Tusman outlining 2007 bonus levels.

10.9	Letter to Mark Ianni outlining 2007 bonus levels.

10.10	Letter to Joe Vander Pluym outlining 2007 bonus levels.

10.11	Letter to Larry Spanley outlining 2007 bonus levels.

10.12
Bakers Footwear Group, Inc. Cash Bonus Plan (incorporated by reference to Exhibit 10.2 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).